Annual Report
December 31, 1997

New America Growth Portfolio
This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor


T. Rowe Price
New America Growth
Portfolio
Annual Report

December 31, 1997

Dear Investor

The bull market continued to roar ahead in the second half of 1997 despite a short but severe correction in October, triggered by serious financial and economic problems sweeping throughout Asia. The market recovered strongly by year-end, however, finishing 1997 with a full-year gain of 33.36%. This marked three consecutive years of annual gains in excess of 20%-a first in this century. The market's compound average annual returns over the past 5- and 10-year periods of 20.3% and 18.1%, respectively, are also the highest such returns in this century.

The largest-capitalization blue chip companies were the market leaders while smaller and mid-size companies showed lesser returns. Against this backdrop, the New America Growth Portfolio returned 11.18% and 21.12%, respectively, for the 6- and 12-month periods, outperforming the S&P 500 and the average growth fund for the latest six months, but underperforming both for the full year due to a weak first half.

Performance Comparison

Periods Ended 12/31/97      6 Months     12 Months
____________________________________________________

New America
Growth Portfolio               11.18%        21.12%

S&P 500                        10.58         33.36

Lipper Variable Annuity
Underlying Growth Funds
Average*                       10.30         25.36

* The portfolio was inadvertently excluded by Lipper in calculating these average returns.

Year-End Distributions

The fund's Board of Directors declared a capital gain distribution of $0.05 per share, consisting of a short-term gain of $0.02 and a long-term gain of $0.03. The distribution was paid on December 30 to shareholders of record on December 26.

Market Environment

Investors benefited from an ideal combination of economic and financial conditions in 1997. The domestic economy experienced another year of strong growth, making 1997 the seventh consecutive year of expansion-a near-record. Corporate profits showed another strong gain. Earnings for S&P 500 companies have now grown well over 150% from their 1991 low in the aftermath of the last recession. This strong earnings growth has been a leading contributor to the bull market of the 1990s.

The political backdrop in Washington also proved to be positive for Wall Street in 1997. Partly due to the bipartisan balanced budget agreement but primarily due to strong tax receipts from the booming economy, the federal budget deficit in 1997 was sharply lower than forecast, and there is a strong possibility that the U.S. might have its first budget surplus since 1969 in the current fiscal year. Also, Congress and the President passed a bill reducing the tax rate on certain long-term capital gains for the first time since 1981.

Despite the continued strength in the domestic economy, there are virtually no signs of a pickup in inflation. In fact, the consumer price index rose just 1.7% in 1997, its lowest annual rate of increase since 1986. In response to the benign inflation environment, interest rates on long-term government bonds fell close to a full percentage point in 1997, ending the year below 6%. In early January, yields on 30-year Treasury bonds fell to 5.70%, the lowest such rate since the bonds were introduced in 1977.

The only negative overhanging the stock market was the spreading economic and financial crisis in Asia during the second half. As investors in the U.S. woke up to the possibility that Asia's economic problems could hurt growth in the U.S. in 1998, the stock market experienced a sharp but short 10% correction during the fourth quarter. The market recovered at year-end, but concern over the fallout from Asia's problems is the primary uncertainty for investors entering 1998.

The stock market's advance in 1997 was concentrated in an increasingly narrow group of large-cap blue chip companies. Small and mid-size company stocks lagged the S&P 500 by a wide margin. Even within the S&P 500, the average stock gained less than 25%, with just 10% of the stocks in the S&P 500 accounting for over half the gain for the year.

Growth stocks turned in a mixed performance but generally underperformed for the year. Cyclicals led in the first half due to the strong economy, and financial stocks in the second half due to declining interest rates. Your fund's program focuses on noncyclical growth companies in domestic service businesses and emphasizes many faster-growing, mid-size companies. These stocks trailed the market in the first half but performed better in the second half as investors began to worry more about the growth prospects of cyclicals and the foreign exposure of multinationals. Your fund has a relatively small exposure to companies operating outside the U.S.

Portfolio Review

The leading contributor to fund performance in both the second half of 1997 and the full year was Cendant, our largest holding at year-end. Cendant is a new name but is really an old friend. It was formed by the December 1997 merger between CUC International and HFS, both previous holdings of the fund. CUC is a consumer membership services company providing its millions of customers discounts on purchases of electronics, autos, travel, dining, and many other consumer items. HFS is a franchiser of lodging (Howard Johnson, Ramada, Days Inn, and others), real estate brokerage (Century 21 and Coldwell Banker), and rental cars (Avis). The result is a powerful marketing company with outstanding growth prospects.

Financial stocks, an area we boosted sharply in 1996, were among the fund's top performers in both the second half and full year, benefiting from the unusual combination of a robust economy and lower interest rates. With only a few exceptions, our financial services stocks were extremely strong, including ACE Limited in the insurance sector, Norwest in banking, and Franklin Resources in the mutual fund area.

Another rewarding area was media and communications, where cable
TV operator Comcast, cellular telephone provider AirTouch
Communications, and outdoor advertising sign owner Outdoor
Systems were all strong contributors. Also, several retailers such as General Nutrition and Costco Companies provided well-above-average returns to the fund.

Not all areas were winners, however. In the second half, in the computer services area, leading credit card processor First Data and bank and financial services processor BISYS Group declined due to earnings shortfalls. Health care was another difficult area. Vencor, a specialty hospital/nursing home operator, declined sharply in the second half after disclosing an unexpected slowdown in its growth. PhyCor came under pressure after entering into a merger agreement (abandoned after year-end) with another physician practice management company that investors viewed skeptically. Restaurant company Boston Chicken was the worst contributor for the year due to operational and financial concerns. We sold our position during the third quarter, avoiding substantial additional losses over the remainder of the year.

We made several significant changes in our sector weightings in the second half as noted in the accompanying table. We boosted our consumer services position considerably, primarily adding to our media/communications services holdings. New portfolio additions included WorldCom and MCI in telecommunications services, Paging Network in the paging area, and Sinclair Broadcast Group in the TV station ownership business. To make room for these new holdings, we pared back our business services holdings in the health care, energy service, and distribution areas.

Sector Diversification

                       12/31/96      6/30/97      12/31/97
___________________________________________________________

Financial Services           20%           19%          19%

Consumer Services            30            31           43

Business Services            41            40           32

Reserves                      9            10            6
___________________________________________________________

Total                       100%          100%         100%

Portfolio characteristics remain vibrant. We continue to expect our companies to show an average of 20% annual earnings growth over the next five years, more than 50% faster than the growth expected for the S&P 500. Our companies generally pay very limited dividends in order to be able to maintain their above-average growth rates; the recent capital gains tax rate reduction makes this policy potentially more tax-efficient for shareholders than receiving dividend income. The fund's average P/E ratio remains at a modest premium to the S&P 500 P/E despite the substantially higher growth prospects of our portfolio.

Portfolio Characteristics
                                  New America
As of 12/31/97               Growth Portfolio      S&P 500
___________________________________________________________

Earnings Growth Rate
Estimated Next 5 Years*                  20.0%        13.0%

Profitability-Return on
Equity Latest 12 Months                  19.2         21.6

Dividend Yield on Stocks                  0.3          1.6

P/E Ratio (Based on Next 12
Months' Estimated Earnings)             20.8X        19.1X

*Earnings forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

Outlook

On the surface, economic and financial conditions entering 1998 remain strong. Economic growth and corporate profits are healthy; inflation rates and bond yields are at record lows. Valuation levels, while high by historical standards, are quite justifiable given the low rate of inflation and the current level of interest rates. The number one concern for investors entering the new year is fallout from Asia. Already, the Asian turmoil has led to increased market volatility and a decline in the stock market in early January. The recent decoupling of the U.S. stock and bond markets-stocks declining while bond prices rise-suggests that investors are worried that the Asia situation will lead to a downturn in corporate profits here and a serious risk of deflation.

While the indirect effects of the Asian downturn on the U.S. corporate sector will become clearer in coming months, we believe the New America Growth Portfolio is more protected than the market as a whole. The fund owns no manufacturers and, therefore, has limited exposure to a drop in foreign demand for U.S. goods or to an increase in foreign competition stemming from weak Asian currencies. Our portfolio of high-growth, domestic service businesses in areas such as financial services, retailing, media and entertainment, health care, and computer services has a very minor foreign component to sales and earnings. In a more uncertain economic environment, we believe investors will be attracted to these more assured, above-average growth businesses. Portfolio valuations are not out of line, and we are optimistic that the fund will continue to deliver attractive long-term returns to shareholders over time.

Respectfully submitted,

John H. Laporte
President

Brian W. H. Berghuis
Executive Vice President
January 26, 1998

Portfolio Highlights
Contributions to the Change in Net Asset Value Per Share
6 Months Ended 12/31/97

Ten Best Contributors
_____________________________________________

Cendant                            34(cents)

Comcast                                   18

AirTouch Communications                   15

ACE Limited                               13

Cardinal Health                           12

UNUM                                      11

Outdoor Systems                           11

Franklin Resources                        11

Norwest                                   11

Costco Companies                          10
_____________________________________________

Total                             146(cents)

Ten Worst Contributors
_____________________________________________

First Data                       - 18(cents)

Vencor                                    16

Cole National                             14

BISYS Group                                6

Green Tree Financial**                     6

Fairfax Financial                          5

La Quinta Inns                             5

PETsMART**                                 4

PhyCor                                     4

Extended Stay America                      4
_____________________________________________

Total                            - 82(cents)

12 Months Ended 12/31/97

Ten Best Contributors
_____________________________________________

Cendant                            39(cents)

Franklin Resources                        33

General Nutrition                         28

Comcast                                   23

ACE Limited                               22

Costco Companies                          19

Norwest                                   18

AirTouch Communications                   18

UNUM                                      17

Outdoor Systems*                          16
_____________________________________________

Total                             233(cents)

   *  Position added
  **  Position eliminated

Ten Worst Contributors
_____________________________________________

Boston Chicken**                 - 22(cents)

Mercury Finance**                         20

Employee Solutions*                       14

Scholastic**                              12

Corporate Express                         12

Green Tree Financial**                     8

First Data                                 8

Ikon Office Solutions                      8

Republic Industries                        7

Paging Network*                            7
_____________________________________________

Total                           - 118(cents)

Twenty-Five Largest Holdings

                                  Percent of
                                  Net Assets
                                    12/31/97
_____________________________________________

Cendant                                  5.5%

Franklin Resources                       3.2

Comcast                                  2.6

Service Corp. International              2.6

UNUM                                     2.3

USA Waste Services                       2.2

AirTouch Communications                  2.2

Cardinal Health                          2.2

ACE Limited                              2.0

Freddie Mac                              2.0

General Nutrition                        1.9

Quorum Health Group                      1.9

Norwest                                  1.8

Carnival                                 1.8

Costco Companies                         1.7

Interim Services                         1.7

First Data                               1.7

Outback Steakhouse                       1.6

La Quinta Inns                           1.6

Catalina Marketing                       1.5

Circuit City Stores                      1.5

Disney                                   1.5

SunGard Data Systems                     1.5

Outdoor Systems                          1.5

Household International                  1.5
_____________________________________________

Total                                   51.5%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

New America Growth
As of 12/31/97

                                          Lipper Variable
          New America                   Annuity Underlying
            Growth         S&P 500         Growth Funds
           Portfolio     Stock Index          Average

3/31/94    $ 10,000       $ 10,000          $ 10,000
12/94        10,100         10,532            10,209
12/95        15,260         14,489            13,492
12/96        18,325         17,816            16,271
12/97        22,195         23,760            20,604

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

New America Growth Portfolio
Periods Ended 12/31/97


                                       Since   Inception
             1 Year     3 Years    Inception        Date
_________________________________________________________

             21.12%      30.01%       23.66%     3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price New America Growth Portfolio

             For a share outstanding throughout each period
 __________________________________________________________

                         Year                       3/31/94
                        Ended                       Through
                     12/31/97  12/31/96  12/31/95  12/31/94


NET ASSET VALUE

Beginning of
   period           $   17.67 $   15.23 $   10.10 $   10.00

Investment activities
   Net investment
      income                -      0.04      0.03      0.01
   Net realized and
      unrealized
      gain (loss)        3.73      2.94      5.12      0.09

   Total from
      investment
      activities         3.73      2.98      5.15      0.10

Distributions
   Net investment
      income                -     (0.04)    (0.02)        -

   Net realized
      gain              (0.05)    (0.50)        -         -

   Total distri-
      butions           (0.05)    (0.54)    (0.02)        -

NET ASSET VALUE

End of period       $   21.35 $   17.67 $   15.23 $   10.10
                    _______________________________________

Ratios/Supplemental Data

Total return           21.12%    20.09%    51.10%     1.00%

Ratio of expenses to
average net assets      0.85%     0.85%     0.85%     0.85%!

Ratio of net investment
income to average
net assets              0.02%     0.18%     0.23%     0.15%!

Portfolio turnover
rate                    37.3%     27.2%     54.5%     81.0%!

Average commission
rate paid           $  0.0463 $  0.0524         -         -
Net assets, end
of period
(in thousands)      $  96,991 $  60,241 $  12,304 $   2,028

!  Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price New America Growth Portfolio
December 31, 1997

                                    Shares/Par        Value
                                               In thousands

Common Stocks  93.7%

FINANCIAL SERVICES  18.0%

Bank and Trust  1.8%

Norwest                                 46,000    $   1,777

                                                      1,777

Insurance  6.8%

ACE Limited                             20,000        1,930

MGIC Investment                         22,000        1,463

UICI *                                  28,600        1,003

UNUM                                    41,000        2,229

                                                      6,625

Investment Services  3.2%

Franklin Resources                      35,500        3,086

                                                      3,086

Other Financial Services  6.2%

Fairfax Financial (CAD) *                4,000          896

Fannie Mae                              22,000        1,255

Freddie Mac                             46,000        1,929

Household International                 11,500        1,467

Money Store                             19,800          416

The CIT Group (Class A) *                1,100           35

                                                      5,998

Total Financial Services                             17,486

CONSUMER SERVICES  42.7%

Retailing/General Merchandisers  4.1%

Costco Companies *                      38,000        1,695

Kohl's *                                12,500          852

Safeway *                               22,000        1,391

                                                      3,938

Retailing/Specialty Merchandisers  9.0%

AutoZone *                              50,000        1,450

Circuit City Stores                     42,000        1,494

Cole National (Class A) *               44,000        1,317

General Nutrition *                     55,000        1,866

Home Depot                              23,500        1,384

Republic Industries *                   28,000          653

Republic Industries *+                  11,000          256

Tommy Hilfiger *                         9,400          330

                                                      8,750

Entertainment and Leisure  7.6%

Carnival (Class A) ADR                  32,000        1,772

Disney                                  15,000        1,486

Extended Stay America *                 45,000    $     560

Extended Stay America *+                30,000          373


Hilton                                  28,200          839

La Quinta Inns                          80,000        1,545

Mirage Resorts *                        31,900          726

Vail Resorts *                           4,100          106

                                                      7,407

Media/Communication Services  12.2%

AirTouch Communications *               51,000        2,120

CBS                                      7,200          212

Comcast (Class A Special)               80,000        2,522

MCI                                     15,400          660

Outdoor Systems *                       38,250        1,468

Paging Network *                        70,000          755

Sinclair Broadcast
      Group (Class A)                   26,000        1,204

Tele-Comm Liberty Media
      (Series A) *                      27,500          999

Tribune                                 18,500        1,152

WorldCom                                25,000          757

                                                     11,849

Restaurants/Food Distribution  1.7%

Outback Steakhouse *                    55,000        1,591

                                                      1,591

Personal Services  8.1%

Cendant *                              156,085        5,365

Service Corp. International             68,000        2,512

                                                      7,877

Total Consumer Services                              41,412

BUSINESS SERVICES  32.4%

Health Care Services  3.7%

PhyCor *                                40,000        1,081

Quorum Health Group *                   70,000        1,837

Vencor *                                28,800          704

                                                      3,622

Distribution Services  4.3%

Cardinal Health                         28,000        2,104

Corporate Express *                    101,800        1,314

Ikon Office Solutions                   27,000          759

                                                      4,177

Computer Services  8.0%

Acxiom *                                60,000        1,147

Affiliated Computer Services
      (Class A) *                       41,000        1,079

BISYS Group *                           38,000    $   1,268

First Data                              56,000        1,638

Galileo International                   41,000        1,133

SunGard Data Systems *                  47,700        1,479

                                                      7,744

Environmental Services  2.2%

USA Waste Services *                    55,000        2,159

                                                      2,159

Other Business Services  9.2%

AccuStaff *                             48,500        1,115

ADVO *                                  43,000          838

Catalina Marketing *                    32,500        1,503

COREStaff *                             51,500        1,371

Employee Solutions *                    16,600           73

Interim Services *                      65,000        1,682

Paychex                                 22,900        1,164

Viking Office Products *                55,000        1,208

                                                      8,954

Energy Services  5.0%

BJ Services *                            9,000          648

Camco International                     15,500          987

Schlumberger                            10,000          805

Smith International *                   19,000        1,166

Western Atlas                           16,000        1,184

                                                      4,790

Total Business Services                              31,446

Miscellaneous Common Stocks  0.6%                       563

Total Common Stocks (Cost
   $68,579)                                          90,907

Short-Term Investments  6.0%

Money Market Funds  6.0%

Reserve Investment Fund
      5.84% #                        5,821,447        5,822

Total Short-Term Investments
(Cost  $5,822)                                        5,822

Total Investments in Securities
99.7% of Net Assets (Cost $74,401)                $  96,729

Other Assets Less Liabilities                           262

NET ASSETS                                        $  96,991
                                                  _________
Net Assets Consist of:

Accumulated net realized gain/loss -
  net of distributions                                   49

Net unrealized gain (loss)                           22,328

Paid-in-capital applicable to 4,542,699
   shares of $0.0001 par value
   capital stock outstanding;
   1,000,000,000 shares of the
   corporation authorized                            74,614

NET ASSETS                                        $  96,991
                                                  _________

NET ASSET VALUE PER SHARE                         $   21.35
                                                  _________

     *   Non-income producing
     +   Securities contain some restrictions as to public
         resale-total of such securities at year-end amounts to
         0.65% of net assets.
     #   Seven-day yield
   ADR   American Depository Receipt
   CAD   Canadian dollar

T. Rowe Price New America Growth Portfolio
December 31, 1997

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
In thousands

                                                       Year
                                                      Ended
                                                   12/31/97

Investment Income

Income
    Interest                                      $     428
    Dividend                                            256

    Total income                                        684

Expenses
    Investment management and
      administrative                                    671

Net investment income                                    13

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                           71
    Foreign currency transactions                        (6)

    Net realized gain (loss)                             65

Change in net unrealized gain
    or loss on securities                            15,691

Net realized and unrealized gain (loss)              15,756

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  15,769
                                                  _________


The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
In thousands

                                          Year
                                         Ended
                                      12/31/97     12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income            $      13    $      65
    Net realized gain (loss)                65          637
    Change in net unrealized
      gain or loss                      15,691        5,130

    Increase (decrease) in net
      assets from operations            15,769        5,832

Distributions to shareholders
    Net investment income                    -          (92)
    Net realized gain                     (227)        (765)

    Decrease in net assets
      from distributions                  (227)        (857)

Capital share transactions*
    Shares sold                         36,823       51,507
    Distributions reinvested               227          857
    Shares redeemed                    (15,842)      (9,492)

    Increase (decrease) in net
      assets from capital
      share transactions                21,208       42,872

Net equalization                             -           90

Net Assets

Increase (decrease) during period       36,750       47,937
Beginning of period                     60,241       12,304

End of period                        $  96,991    $  60,241
                                      _____________________
*Share information
    Shares sold                          1,964        3,117
    Distributions reinvested                11           52
    Shares redeemed                       (842)        (568)

    Increase (decrease) in
      shares outstanding                 1,133        2,601

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
December 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $47,216,000 and $26,638,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.
In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income               $ (13,000)
Undistributed net realized gain                      13,000

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $74,401,000, and net unrealized gain aggregated $22,328,000, of which $24,564,000 related to appreciated investments and $2,236,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $56,000 was payable at December 31, 1997. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $125,000 and are reflected as interest income in the accompanying Statement of Operations.

Tax Information (Unaudited) for the Tax Year Ended 12/31/97
Report of Independent Accountants

We are providing this information as required by the Internal
Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o   $53,000 from short-term capital gains, and

o $161,000 from long-term capital gains; of which $161,000 was subject to the 28% rate gains category.

For corporate shareholders, 100% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of New America Growth Portfolio
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New America Growth Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.
T. Rowe Price Investment Services, Inc., Distributor

TRP652 (12/97)
K15-050 12/31/97